UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 24, 2009

SUPERVALU INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-05418	41-0617000
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11840 Valley View Road, Eden Prairie, Minnesota		55344
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952-828-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) In connection with the Chief Executive Officer succession process, the Executive Personnel and Compensation Committee of the Board of Directors of SUPERVALU INC. (the "Corporation") approved the grant of 50,000 shares of restricted stock to Duncan C. Mac Naughton, Executive Vice President, Merchandising and Marketing. This award was accepted by Mr. Mac Naughton on August 24, 2009. These shares are subject to restrictions which lapse in full on May 26, 2011. This restricted stock award will be subject to the Corporation’s standard form of terms and conditions of such awards for executive officers on file with the SEC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERVALU INC.

August 28, 2009	By:	/s/ Burt M. Fealing

Name: Burt M. Fealing
Title: Vice President, Corporate Secretary and Chief Securities Counsel